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EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Microtune, Inc.'s Registration Statement No. 333-67850 of our report dated June 18, 2001 included in Microtune, Inc.'s Form 8-K/A as of and for the years ended December 31, 2000 and 1999 and to all references to our Firm included in this registration statement.



                                                         /s/ ARTHUR ANDERSEN LLP

November 28, 2001
San Diego, California